         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

                                  Exhibit 10.11

                                LICENSE AGREEMENT

                  This Agreement made and entered into as of the 24th day of January, 2000 by and between DISKXPRESS US, INC., a corporation duly organized and existing under the laws of the state of Delaware, having its registered office at 30 Old Rudnick Lane, Dover, Delaware 19901 U.S.A. (hereinafter referred to as "DISKXPRESS"); and IQROM Solutions, Inc., a corporation duly organized and existing under the laws of the State of Nevada, having its principal office at 7635 Ashley Park Court, Suite 503-V, Orlando, Florida (hereinafter referred to as "IQROM"); and VICTOR COMPANY OF JAPAN, LIMITED, a corporation duly organized and existing under the laws of Japan, having its principal office at 12, 3-chome, Moriya-cho, Kanagawa-ku, Yokohama 221, Japan (hereinafter referred to as "JVC").

                                   WITNESSETH

                  WHEREAS, DISKXPRESS is the owner of U.S. Patent Nos. 5,982,736 and 6,078,557, and any and all of reissues, divisions, continuations and continuations-in-part relating to certain unique card-type of optically readable and/or recordable media;

                  WHEREAS, DISKXPRESS has, pursuant to a Patent License Agreement dated April 7, 2000, granted to IQROM an exclusive right and license under the Licensed DISKXPRESS Patents, as defined below, to use, market, distribute, sell and import optically readable and/or recordable media;

                  WHEREAS, DISKXPRESS has, pursuant to a Supply Agreement dated April 7, 2000, agreed to exclusively supply optically readable CD cards to IQROM manufactured by DISKXPRESS;

                  WHEREAS, JVC has been engaged in, among other things, manufacture and sale of certain card-type of optically readable and/or recordable media, and have a plan to apply such patents owned or controlled by DISKXPRESS to such media; and

                  WHEREAS, JVC is the owner of Japanese Patent No.2,580,820, U.S. Patent Nos. 5,204,852, and any and all of reissues, divisions, continuations, continuations-in-part and foreign counterparts thereof relating to card type recordable optical media with a ROM portion;

                  WHEREAS, JVC is desirous of obtaining from DISKXPRESS and DISKXPRESS and IQROM are willing to grant a license and right to make, sell and otherwise dispose of the card type optically readable and/or recordable media using such patents.

                  WHEREAS, DISKXPRESS and IQROM are desirous of obtaining from JVC and JVC is willing to grant a license and right to make, use, sell and otherwise dispose of the card type optically recoradable optical media with a ROM portion;

                  NOW, THEREFORE, the parties hereto agree as follows:

Article 1.        Definitions:

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

For the purpose of this Agreement, the following terms shall have respective meanings set forth below:

(1) "Licensed DISKXPRESS Patents" shall mean U.S. Patent Nos. 5,982,736 and 6,078,557, and any and all of reissues, divisions, continuations and continuations-in-part owned or controlled by DISKXPRESS, or to which DISKXPRESS has sufficient rights to perform the obligations set forth herein.

(2) "Licensed JVC Patents" shall mean Japanese Patent No.2,580,820, U.S. Patent Nos. 5,204,852,and any and all reissues, division, continuations, continuations-in-part and foreign counterparts owned or controlled by JVC.

(3) "Licensed ROM Product" shall mean the card type read-only optical media covered by the Licensed DISKXPRESS Patents.

(4) "Licensed R Product" shall mean the card type recordable optical media without ROM portion covered by the Licensed DISKXPRESS Patents.

(5) "Licensed Branded R Product" shall mean a Licensed R Product bearing JVC's brand names.

(6) "Licensed Hybrid Product" shall mean the card type recordable optical media with ROM portion covered by the Licensed DISKXPRESS Patents and Licensed JVC Patents.

(7) "Licensed Product" shall mean Licensed ROM Product, Licensed R Product, Licensed Branded R Product and Licensed Hybrid Product.

(8) "Affiliates" shall mean any corporation or other kind of business organization, in which either party now or hereafter has a direct or indirect ownership or control.

Article 2.        Grant of License



                  [Confidential Information Filed Separately with the Securities and Exchange Commission]

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

(6) JVC grants to DISKXPRESS and IQROM a non-exclusive, non-transferable and indivisible license and right to manufacture, have manufactured, use, sell or otherwise dispose of Licensed Hybrid Products covered by the Licensed JVC Patents.

         Confidential Information filed separately with the Securities and Exchange Commission].

(8) IQROM acknowledges the rights and license granted herein to JVC in consideration for the licenses granted to DISKXPRESS by JVC, pursuant to the Licensed JVC Patents.

         [Confidential Information filed separately with the Securities and Exchange Commission].

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

         [Confidential Information filed separately with the Securities and Exchange Commission].

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

[Confidential Information filed separately with the Securities and Exchange Commission].

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.


Article 12.       Assignment

Neither this Agreement nor any licenses or rights hereunder granted, in whole or in part, shall be assignable or otherwise transferable by a party without the prior written consent of the other party. Any attempted assignment or transfer of this Agreement or any of the rights or licenses granted hereunder without such prior written consent shall be null and void. Notwithstanding the foregoing, no consented-to assignment or transfer shall be effective unless such third party transferee agrees in writing to be bound by the transferor's obligations hereunder.

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

Article 13.       Notices

All notices, requests, demands, instructions, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) transmitted by prepaid telegram, telex or facsimile, (iii) mailed postage prepaid by certified mail, return receipt requests, (iv) sent by a nationally recognized express courier service, postage or delivery charges prepaid, at the address hereinafter specified, or to such other address as the parties may advise each other in writing from time to time. Any notice shall be addressed as follows:

         As to DISKXPRESS:
                                                   With a copy to
         Mr. Tom Elek                              Steven B. Pokotilow, Esq.
         CEO                                       Stroock & Stroock & Lavan LLP
         2000 Market Street, Tenth Floor           180 Maiden Lane
         Philadelphia, PA  19103 3291              New York, New York   10038

         As to IQROM
                                                   With a copy to
         Mr. Jerry Pierson                         Steven B. Pokotilow, Esq.
         7635 Ashley Park Court, Suite 503-V,      Stroock & Stroock & Lavan LLP
         Orlando, Florida  32835                   180 Maiden Lane
                                                   New York, New York   10038

         As to JVC

         Mr. Tokio Nohara
         Associate Director
         General Manager of
         Legal and Intellectual Property Dept.
         12, 3-chrome, Moriya-cho,
         Kangawa-ku, Yokohama 221, Japan


Article 14.       Force Majeure

Neither party shall be liable for failure to perform its part of this Agreement during the period when such failure is due to Acts of God, fire, flood, war and other similar causes beyond the control of the parties.

Article 15.       Applicable Law and Jurisdiction

This Agreement shall be governed by and interpreted under the laws of the State of New York. The courts of the State of New York shall have jurisdiction over all disputes which may arise with respect to the execution, interpretation and performance of this Agreement.

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement signed in tripricate copies, each party keeping one copy.

On:  24 January 2001                         DISKXPRESS
     ------------------------------------    DISKXPRESS US, INC.
At:  Bourton on the Water
     ------------------------------------

                                             /s/ Tom Elek
                                             -----------------------------------


On:  Jan. 19, 2001                           JVC
     ------------------------------------    VICTOR COMPANY OF JAPAN, LIMITED
At:  Yokohama, Japan
     ------------------------------------

                                             /s/ Hajime Takashima
                                             -----------------------------------
                                             Hajime Takashima, Managing Director



On:   24 January 2001                        IQROM
     ------------------------------------    IQROM SOLUTIONS, INC.
At:   Bourton on the Water
     ------------------------------------


                                             /s/ Tom Elek
                                             -----------------------------------

         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.